Exhibit 10.48

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TIAA BANK

100 Summer Street, Suite 3232

Boston, MA 02110

Guild Mortgage Company

5898 Copley Drive

San Diego, California 92111

Attention: Terry L. Schmidt

Re:	Fourteenth Amendment to the Amended and Restated Master Repurchase Agreement and Pricing Letter (“Fourteenth Amendment”).

Ladies and Gentlemen:

This Fourteenth Amendment is made as of the 8th day of October 2020, to that certain Master Repurchase Agreement, dated as of July 29, 2015, as amended (the “Repurchase Agreement”) and the Pricing Letter, dated as of July 29, 2015, as amended (the “Pricing Letter”), in each case by and between Guild Mortgage Company (“Seller”) and TIAA, FSB, formerly known as EverBank (“Buyer” or “EverBank”). The Repurchase Agreement and the Pricing Letter are sometimes hereinafter collectively referred to as the “Agreement”. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

WHEREAS, on September 22, 2020, Guild Mortgage Company, LLC, a Delaware limited liability company, changed its name to Guild Investors, LLC (“GILLC”).

WHEREAS, Seller and Guild Holdings Company, a Delaware corporation (“GHC”), intend to carry out certain internal restructuring and other transactions, including (i) the contribution (the “Contribution”) by GILLC of 100% of the issued and outstanding equity interests of Seller to GHC, (ii) substantially simultaneously with the Contribution, the conversion (the “Conversion”) of Seller from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of GILLC, and (iv) the sale of shares of common stock of GHC to public investors.

WHEREAS, Seller and Buyer are prepared to amend the Agreement on the terms, and subject to the conditions and in reliance on the representation set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

AMENDMENTS TO AGREEMENT.

Section 1.1 Effective upon the consummation of the Contribution, Section 2.01 of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Board” means the board of directors of the Company.”

““Company” means Guild Holdings Company, a Delaware corporation, or its successor.”

““Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.”

““Investor” means, collectively, (i) [***], any other investment funds affiliated with [***], and any company or other entity controlled by, controlling or under common control with [***] or any such investment fund (other than any portfolio company) (the “[***] Investors”) and (ii) provided that the [***] Investors own [***] of the voting power of the Company, any Person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) with the [***] Investors and that, directly or indirectly, holds or acquires beneficial ownership of voting securities of the Company entitled to vote generally in the election of directors.”

““IPO Transactions” means, collectively, (i) the contribution (the “Contribution”) by Guild Investors, LLC, a Delaware limited liability company, of 100% of the issued and outstanding equity interests of Seller, to the Company, (ii) the conversion (the “Conversion”) of Seller to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of Guild Investors, LLC, a Delaware limited liability company, and (iv) the sale of common stock of the Company to public investors.”

Section 1.2 Effective upon the consummation of the Contribution, Section 2.01 of the Agreement is hereby amended by deleting the definition of “Holdco” set forth therein in its entirety and by substituting the following in its stead:

““Holdco” shall mean the Company.”

Section 1.3 Effective upon the consummation of the Contribution, Section 2.01 of the Agreement is hereby amended by deleting the definition of “Change in Control” set forth therein in its entirety and by substituting the following in its stead:

““Change in Control” means the occurrence of any of the following events:

An acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of [***] or more of the combined voting power of the outstanding shares of voting stock of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Stock”); provided, however, that the following shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by one or more Investors; (4) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (5) any acquisition by any entity pursuant to a transaction in which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, more than [***] of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities) of the entity resulting from such transaction (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such transaction of the Outstanding Voting Stock or (ii) immediately following that transaction, no entity (other than an entity satisfying the requirements of this sentence, any one or more Investors or any employee benefit plan (or related trust) of the Company or such acquiring entity)) is the owner, directly or indirectly, of more than [***] of the combined voting power of the then outstanding voting securities of such acquiring entity entitled to vote generally in the election of directors.

Notwithstanding anything to the contrary contained herein, the IPO Transactions shall not constitute a Change in Control.”

Section 1.4 Effective upon the consummation of the Contribution, (1) the Company shall succeed to, and be substituted for, assume all obligations of, and may exercise every right and power of, GILLC under the Agreement, with the same effect as the Company had been named as Holdco in the Agreement, and (2) GILLC shall be removed as a party to, no longer be deemed bound by, cease to have any rights under, and be otherwise released from all obligations and liabilities under, the Agreement. For the avoidance of doubt, effective upon the consummation of the Contribution, all references in the Agreement to “Guild Mortgage Company, LLC” are hereby replaced with “the Company.”

ARTICLE 2

AMENDMENTS TO AGREEMENT.

Section 2.1 Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Fourteenth Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

Section 2.2 Consent to IPO Transactions. Buyer hereby consents to the IPO Transactions and hereby agrees that, notwithstanding anything to the contrary in the Agreement, the consummation of the IPO Transactions and any transaction related thereto shall not constitute a Default or an Event of Default.

Section 2.3 Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 2.4 GOVERNING LAW. THIS FOURTEENTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.5 Counterparts. This Fourteenth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Fourteenth Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Fourteenth Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date first above written.

TIAA, FSB, as Buyer

By:	/s/ Charles Clark
Charles Clark
Senior Vice President

GUILD MORTGAGE COMPANY, a California corporation, as Seller

By:	/s/ Amber Elwell
Amber Elwell
CFO

[Signature page Fourteenth Amendment to MRA and Pricing Letter – Guild Mortgage Company]

Acknowledged and Agreed to:

GUILD HOLDINGS COMPANY, a Delaware corporation

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

Signature page Fourteenth Amendment to MRA and Pricing Letter – Guild Mortgage Company